UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: August 21, 2020

(Date of earliest event reported)

JOHN DEERE CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-6458	36-2386361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10587 Double R Boulevard

Suite 100

Reno, Nevada 89521

(Address of principal executive offices and zip code)

(775) 786-5527

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of each class	Trading symbol	Name of each exchange on which registered
2.75% Senior Notes Due 2022	DE22B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Items 2.02 and 8.01	Results of Operations and Financial Condition and Other Events

John Deere Capital Corporation’s revenue, net income, and ending portfolio balance for the Third Quarter of Fiscal 2020 are set forth below:

		Third Quarter			Year to Date
	$ in millions	2020	2019	% Change	2020	2019	% Change
	Revenue	$696	$742	-6%	$2,115	$2,106
	Net income	$146	$145	1%	$271	$351	-23%
	Ending portfolio balance				$38,766	$38,625

Net income for the current quarter was about the same as the third quarter of 2019 with lower losses on operating-lease residual values, a reduced provision for credit losses, and decreased selling, administrative, and general expenses, offset by a higher provision for income taxes from favorable discrete adjustments in the prior year. Nine-month net income declined due to a higher provision for credit losses, unfavorable financing spreads, increased losses and impairments on lease residual values, and a higher provision for income taxes offset in part by income from a higher average portfolio.

Items 2.02 and 7.01	Results of Operations and Financial Condition and Regulation FD Disclosure (Furnished herewith)

Deere & Company’s press release dated August 21, 2020 concerning Third Quarter of Fiscal 2020 financial results and supplemental financial information (Exhibit 99.1), the schedules of Deere & Company Other Financial Information (Exhibit 99.2), and Third Quarter 2020 Earnings Conference Call Information (Exhibit 99.3) are furnished under Form 8-K Items 2.02 and 7.01 (Incorporated by reference from Items 2.02 and 7.01 of Deere & Company’s Current Report on Form 8-K dated August 21, 2020, file number (1-4121)). The information is not filed for purposes of the Securities Exchange Act of 1934 and is not deemed incorporated by reference by any general statements incorporating by reference this report or future filings into any filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent John Deere Capital Corporation specifically incorporates the information by reference.

Item 9.01	Financial Statements and Exhibits

	(d)	Exhibits

	Number	Description of Exhibit

	99.1

Press release and supplemental financial information of Deere & Company (Incorporated by reference from Exhibit 99.1 of Deere & Company’s Current Report on Form 8-K dated August 21, 2020, file number (1-4121)). (Furnished herewith)

	99.2

Other Financial Information of Deere & Company (Incorporated by reference from Exhibit 99.2 of Deere & Company’s Current Report on Form 8-K dated August 21, 2020, file number (1-4121)). (Furnished herewith)

	99.3

Third Quarter 2020 Earnings Conference Call Information of Deere & Company (Incorporated by reference from Exhibit 99.3 of Deere & Company’s Current Report on Form 8-K dated August 21, 2020, file number (1-4121)). (Furnished herewith)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHN DEERE CAPITAL CORPORATION

	By:	/s/ Todd E. Davies
Todd E. Davies Secretary
Dated: August 21, 2020